                                  EXHIBIT 10.7

                        FIFTH AMENDMENT TO ASSIGNMENT OF
                   TRADEMARKS AND SERVICE MARKS AS COLLATERAL

         THIS FIFTH AMENDMENT is made as of the 20 day of October, 1995, among MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation (the "Company"), each of the Lenders (as defined below) and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association (the "Agent"), individually and as agent for each of the following: RHODE ISLAND HOSPITAL TRUST NATIONAL BANK; ABN AMRO BANK N.V., NEW YORK BRANCH; THE MOCATTA GROUP, A DIVISION OF STANDARD CHARTERED BANK; FLEET PRECIOUS METALS INC.; CREDIT SUISSE, NEW YORK BRANCH (Credit Suisse"); DEUTSCHE BANK AG, NEW YORK BRANCH (AS ASSIGNEE OF DEUTSCHE BANK SHARPS PIXLEY INC.) ("DBSPI"); UNION BANK OF SWITZERLAND ("UBS") and CHEMICAL BANK ("Chemical") (jointly and severally, the "Lenders").

                         W I T N E S S E T H   T H A T:

         WHEREAS, the Lenders (other than UBS), the Agent and the Company are parties to a certain Assignment of Trademarks and Service Marks as Collateral dated as of July 12, 1990 (hereinafter, as amended by a certain First Amendment dated as of June 5, 1992, a certain Second Amendment dated as of August 20, 1993, a certain Third Amendment dated as of May 16, 1994, and a certain Fourth Amendment dated as of September 1, 1994, the "Assignment"), pursuant to which the Company assigned, transferred and granted the Lenders (other than UBS) and the Agent an interest in certain Trademarks (as defined therein and as described in Exhibit A attached hereto and thereto), which Assignment was recorded with the United States Patent and Trademark Office on May 11, 1992 at Reel 0864, Frame 0966; and

         WHEREAS, the Company and UBS desire to add UBS as a "Lender" pursuant to the terms of the Assignment as UBS will be entering into a consignment arrangement with the Company; and

         WHEREAS, UBS is willing to comply with the covenants and terms of such Assignment and any documents executed by the Agent and/or the Lenders in connection with the Assignment;

         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:





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         1.      The Agent, the Lenders and the Company hereby consent to the addition of UBS as a party to the Assignment, with UBS to be included as a Lender pursuant to the terms of the Assignment.

         2. The Assignment is hereby amended from and after the date hereof so that the term "Lenders" as used therein and herein shall include UBS and UBS shall be entitled to all of the rights and benefits as a Lender thereunder and hereby assumes full liability for the performance and observance of all and singular of the covenants, agreements and conditions of the Assignment which are to be performed by the Lenders thereunder.

         3. The first "RECITAL" of the Assignment is hereby amended to read as follows:

                          "WHEREAS, the Company and each of the Lenders (other
                 than Chemical) are parties to certain Consignment Agreements or Amended and Restated Consignment Agreements dated as of August 20, 1993, (January 31, 1994 in the case of Credit Suisse, September 1, 1994 in the case of DBSPI and October 20, 1995 in the case of UBS) (hereinafter, as the same may be amended, modified or restated hereafter from time to time, the "Consignment Agreements"); and"

         4. Any necessary, conforming changes to the Assignment occasioned by reason of this Fifth Amendment shall be deemed to have been made.

         5. This Fifth Amendment shall be binding upon the parties and their respective successors and assigns.

         6. Each of the Company, each Lender and the Agent acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Assignment remain unchanged and the Assignment remains in full force and effect in accordance with its terms. The term "Assignment" as used in the Assignment and all references to the Assignment in any other documents or agreements between any of the parties hereto which relate to the Company shall refer, from and after the date hereof, to the Assignment as amended and supplemented by this Fifth Amendment.

         7. This Fifth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         8. This Fifth Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.





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         IN WITNESS WHEREOF, the parties hereto have caused this Fifth
Amendment to be executed by their duly authorized officers as of the date first above written.

                          MICHAEL ANTHONY JEWELERS, INC.

                          By: /s/ Michael A. Paolercio
                          Title:  Treasurer

                          RHODE ISLAND HOSPITAL TRUST
                          NATIONAL BANK, INDIVIDUALLY AND AS
                          AGENT FOR EACH OF THE LENDERS

                          By:  /s/ Albert Brown
                          Title: Senior Vice President

                          ABN AMRO BANK N.V., NEW YORK BRANCH

                          By:  /s/ Jeffrey Sarfaty
                          Title:  Vice President

                          By:  /s/  Ned Koppelson
                          Title:  Vice President

                          THE MOCATTA GROUP, A DIVISION OF
                          STANDARD CHARTERED BANK

                          By:  /s/  Joseph A. Lizewski
                          Title:  SVP-CFO

                          By: /s/ ?????
                          Title:  Vice President

                           FLEET PRECIOUS METALS INC.

                          By: /s/  Eleanor Vander Mel
                          Title: Vice President

                          By: /s/ ?????
                          Title: Vice President

                          (Signatures continued on next page)





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                          CREDIT SUISSE, NEW YORK BRANCH

                          By: /s/ Stanley R. Steinberg
                          Title:  Associate

                          By:  /s/  Michael A. Bloomquist
                          Title: Associate

                          DEUTSCHE BANK AG, NEW YORK BRANCH

                          By:  /s/ Richard D. Leigh
                          Title: Vice President

                          By:  /s/  Surendra V. Shah
                          Title:  Vice President

                           UNION BANK OF SWITZERLAND

                          By:  /s/  Cathleen Callahan
                          Title: Vice President

                          By: /s/  Edward A. Aldrich
                          Title:  Vice President

                          CHEMICAL BANK

                          By:  /s/  Orin D. Port
                          Title:  Vice President





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STATE OF NEW YORK
COUNTY OF WESTCHESTER

         On the 20 day of October, 1995, before me personally appeared Michael A. Paolercio, of Michael Anthony Jewelers, Inc., to me known and known by me to be the person executing the foregoing instrument, and acknowledged said instrument by him executed to be his free act and deed in said capacity and the free act and deed of said corporation.

                                      /s/ M. Frances Durden
                                      Notary Public
                                      My commission expires:

                                               M. FRANCES DURDEN
                                         NOTARY PUBLIC, STATE OF NEW YORK
                                                NO. 02DU5050792
                                           QUALIFIED IN WESTCHESTER COUNTY
                                         COMMISSION EXPIRES APRIL 4, 1996




STATE OF NEW YORK
COUNTY OF NEW YORK

         On the 10th day of October, 1995, before me personally appeared JEFFREY SARFATY, VICE PRESIDENT, and
NED KOPPELSON, VICE PRESIDENT of ABN AMRO BANK N.V., New York
Branch, to me known and known by me to be the persons executing the foregoing instrument, and acknowledged said instrument by them executed to be their free act and deed in said capacity and the free act and deed of said bank.

                                           /s/ PATRICIA MCELVEEN
                                           Notary Public
                                           My commission expires:

                                                 PATRICIA MCELVEEN
                                         NOTARY PUBLIC, STATE OF NEW YORK
                                                   NO. 01MC5034929
                                          QUALIFIED IN WESTCHESTER COUNTY
                                        CERTIFICATE FILED IN NEW YORK COUNTY
                                         COMMISSION EXPIRES OCTOBER 24, 1996



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STATE OF NEW YORK
COUNTY OF QUEENS

         On the  5  day of October, 1995, before me personally appeared
Randy Westverns, and Joseph A. Lizewski of The Mocatta Group, a Division of Standard Chartered Bank, to me known and known by me to be the persons executing the foregoing instrument, and acknowledged said instrument by them executed to be their free act and deed in said capacity and the free act and deed of said bank.


                                           /s/ BRIAN STUDLEY
                                           Notary Public
                                           My commission expires: 4/4/96
          BRIAN STUDLEY
NOTARY PUBLIC, STATE OF NEW YORK
        NO. 01ST5025907
   QUALIFIED IN QUEENS COUNTY
COMMISSION EXPIRES APRIL 4, 1996


STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

         On the  6  day of October, 1995, before me personally appeared
Eleanor M. VanderMel, Vice President, and
John H. Ream, Vice President of Fleet Precious Metals Inc., to me known and known by me to be the persons executing the foregoing instrument, and acknowledged said instrument by them executed to be their free act and deed in said capacity and the free act and deed of said Fleet Precious Metals Inc.

                                           /s/ DIANE L. HALEY
                                           Notary Public
                                           My commission expires: 8/30/97


STATE OF NEW YORK
COUNTY OF NEW YORK

         On the 6 day of October, 1995, before me personally appeared MICHAEL BLOOMQUIST, and STANLEY STEINBERG, of Credit Suisse, New York Branch, to me known and known by me to be the persons executing the foregoing instrument, and acknowledged said instrument by them executed to be their free act and deed in said capacity and the free act and deed of said Credit Suisse, New York Branch.

                                           /s/  JULIE A. CHI
                                           Notary Public
                                           My commission expires:

                                                JULIE A. CHI
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                               NO. 31-5028638
                                        QUALIFIED IN NEW YORK COUNTY
                                        COMMISSION EXPIRES: MAY 31, 1996





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STATE OF NEW YORK
COUNTY OF SUFFOLK

         On the 13th day of October, 1995, before me personally appeared Richard L. Leigh, V.P. and Surendra V. Shah, V.P. of Deutsche Bank AG, New York Branch (as assignee of Deutsche Bank Sharps Pixley Inc.), to me known and known by me to be the persons executing the foregoing instrument, and acknowledged said instrument by them executed to be their free act and deed in said capacity and the free act and deed of said Deutsche Bank AG, New York Branch. Notary Public My commission expires

                                                ROY A. BARRERA
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                                  NO. 4795014
                                          QUALIFIED IN SUFFOLK COUNTY
                                        COMMISSION EXPIRES MAY 31, 1997



STATE OF NEW YORK
COUNTY OF NASSAU

         On the      day of October, 1995, before me personally appeared
Cathleen Callahan, V.P. and Edward F. Aldrich, V.P. of Deutsche Bank AG, New York Branch (as assignee of Deutsche Bank Sharps Pixley Inc.), to me known and known by me to be the persons executing the foregoing instrument, and acknowledged said instrument by them executed to be their free act and deed in said capacity and the free act and deed of said Deutsche Bank AG, New York Branch. Notary Public My commission expires


                               /s/ Susan F. Altamore
                               ---------------------------
                               Notary Public
                               My commission expires:

                                                SUSAN F. ALTAMORE
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                                  NO. 01AL5020142
                                          QUALIFIED IN NASSAU COUNTY
                                        COMMISSION EXPIRES NOVEMBER 8, 1995



STATE OF NEW YORK
COUNTY OF WESTCHESTER

         On  the  6 day of October, 1995, before me personally appeared
Orin Port, Vice President of Chemical Bank, to me known and known by me to be the persons executing the foregoing instrument, and acknowledged said instrument by him executed to be free act and deed in said capacity and the free act and deed of said Chemical Bank.

                                      /s/ M. Frances Durden
                                      ----------------------------------
                                      Notary Public
                                      My commission expires:

                                               M. FRANCES DURDEN
                                         NOTARY PUBLIC, STATE OF NEW YORK
                                                NO. 02DU5050792
                                           QUALIFIED IN WESTCHESTER COUNTY
                                         COMMISSION EXPIRES APRIL 4, 1996





MFD/MH
FRAN\T&S





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